Supplement dated February 27, 2004 to the Prospectus dated May 1, 2003 for the Pacific Innovations Select, a variable annuity contract issued by Pacific Life & Annuity Company

Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement changes the Prospectus as follows:

Reorganization of Pacific Select Fund Small-Cap Equity Portfolio into the Pacific Select Fund Small-Cap Index Portfolio	On April 30, 2004 (the “reorganization date”), the following transaction (the “reorganization”), is scheduled to occur:

• The assets of Pacific Select Fund Small-Cap Equity Portfolio, the underlying Portfolio for the Small-Cap Equity Variable Investment Option, will be transferred to the Pacific Select Fund Small-Cap Index Portfolio in exchange for shares of the Small-Cap Index.

Termination of Investment Option: Small-Cap Equity	At the same time that the reorganization occurs, the corresponding Subaccount Units of the Small-Cap Equity Variable Investment Option will automatically be transferred to the Small-Cap Index Variable Investment Option in exchange for corresponding units of the Investment Option.

The Small-Cap Equity Variable Investment Option will cease to exist.

You need not take any action regarding any reorganization. The transfer of any Subaccount Units you hold in the Small-Cap Equity Variable Investment Option will occur automatically on the reorganization date and will not count toward any transfer limitation.

If you do not wish to participate in the Small-Cap Index Variable Investment Option in which you’ve acquired Subaccount Units as the result of the reorganization, you can transfer among the Investment Options as usual. There will be no charge on transfers for at least 60 days from the reorganization date. Thereafter, Pacific Life & Annuity reserves the right to impose transfer fees for transfers as stated in the Prospectus. Any transfer made from the Small-Cap Index Variable Investment Option during this time will not count toward any calendar year limitation we may impose on the number of transfers you may make.

Outstanding instructions	Unless you instruct us otherwise, to the extent any outstanding instruction you have on file with us designates the Small-Cap Equity Investment Option, the instruction will be deemed an instruction for the Small-Cap Index Investment Option.

This includes, but is not limited to, instructions for initial and additional Investment allocations, transfer instructions (including instructions under any automatic transfer, DCA Plus program, portfolio rebalancing, earnings sweep, and dollar cost averaging programs), and partial withdrawals.

Postponement or termination of the transaction	If the reorganization is postponed or terminated, the corresponding transfer of Variable Account assets for that reorganization will also be postponed or terminated. We will notify you if either of these events occur.

HOW YOUR INVESTMENTS ARE ALLOCATED – Transfers is amended.	The paragraphs in the Transfers section before the Market-Timing Restrictions subsection are replaced with the following:

Once your Investments are allocated to the Investment Options you selected, you may transfer your Contract Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Transfers are limited to 25 for each calendar year. Additionally, only 2 transfers in any calendar month may involve any of the following Investment Options: International Value, International Large-Cap, or Emerging Markets. If the transfer limitations regarding the international Variable Investment Options are exceeded, Pacific Life & Annuity will suspend all expedited exchange privileges, including exchange or transfer orders requested via telephone or electronic methods, including web site and faxes, or via overnight mail delivery service or hand delivery service. In the event expedited exchange privileges are suspended, we will only accept regular first-class U.S. mail delivery for future exchange/ transfer requests. Suspension of privileges will remain in effect for at least 1 year, or such longer period of time as Pacific Life & Annuity determines, in our sole discretion, to be appropriate and necessary to protect the rights or interest of other Contract Owners.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer. A transfer of Contract Value from the Loan Account back into your Investment Options following a loan repayment is considered a transfer under these limitations. Transfers that occur as a result of the dollar cost averaging program, DCA Plus program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one transfer of all or a portion of the Contract Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

Certain restrictions apply to any available fixed option. See: THE GENERAL ACCOUNT – Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Contract Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Contract Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Contract Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, to suspend transfers, and to impose further limits on the number and frequency of transfers you can make. We also reserve the right to reject any transfer request.